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                        UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549

             -----------------------------------

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

                       August 12, 2002
             -----------------------------------
               (Date of earliest event report)

                          CNF Inc.
             -----------------------------------
     (Exact name of registrant as specified in charter)

    Delaware               1-5046              94-1444798
    ----------             ------              ----------
  (State or other        (Commission         (IRS Employer
   jurisdiction of        File Number)        Identification
     incorporation or                              Number)
       organization)

     3240 Hillview Avenue, Palo Alto, California  94304
     ---------------------------------------------------
          (Address of principal executive offices)
                         (zip code)

     Registrant's telephone number, including area code:
                       (650) 494-2900



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Item 9. Regulation FD Disclosure

On August 12, 2002, each of Gregory L. Quesnel, President and Chief Executive Officer and Chutta Ratnathicam, Senior Vice President and Chief Financial Officer, of CNF, Inc., submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

A copy of each of these statements is attached hereto as Exhibits 99.1 and 99.2.




SIGNATURES

  Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            CNF Inc.
                            -----------
                            (Registrant)

August 12, 2002             /s/Chutta Ratnathicam
---------------             ---------------------
                            Chutta Ratnathicam
                            Senior Vice President and
                               Chief Financial Officer




EXHIBIT INDEX

Exhibit 99.1: Statement Under Oath of President and Chief
Executive Officer dated August 9, 2002

Exhibit 99.2: Statement Under Oath of Senior Vice President and Chief Financial Officer dated August 9, 2002